U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

___________

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 19, 2013

BRE PROPERTIES, INC.

_________________________________________

(Exact name of registrant as specified in its charter)

Maryland	001-14306	94-1722214
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification number)

525 Market Street, 4th Floor, San Francisco, California 94105-2712
(Address of principal executive offices) (Zip code)

(415) 445-6530
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. Entry into a Material Definitive Agreement

Merger Agreement

On December 19, 2013, BRE Properties, Inc., a Maryland corporation (“BRE”), Essex Property Trust, Inc., a Maryland corporation (“Essex”), and Bronco Acquisition Sub, Inc., a Delaware corporation (“Merger Sub”) entered into a definitive Agreement and Plan of Merger (the “Merger Agreement”). The Merger Agreement provides for the merger of BRE with and into Merger Sub (the “Merger”), with Merger Sub continuing as the surviving corporation. The board of directors of BRE has unanimously approved the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement.

Pursuant to the terms and subject to the conditions set forth in the Merger Agreement, at the effective time of the Merger, each outstanding share of common stock, par value $0.01 per share, of BRE (“BRE Common Stock”) will be converted into the right to receive (i) 0.2971 (the “Exchange Ratio”) shares of Essex common stock, par value $0.0001 per share (the “Essex Common Stock”), and (ii) $12.33 in cash (the “Cash Consideration”).

Under the terms of the Merger Agreement, at the effective time of the Merger, each option to purchase shares of BRE Common Stock will be converted into an option exercisable for a number of shares of Essex Common Stock calculated based on the Exchange Ratio and adjusted to take into account the Cash Consideration, subject to the same economic terms and conditions as were applicable to the corresponding option immediately prior to the Merger. In addition, all BRE restricted stock awards outstanding at the effective time of the Merger will be converted into the right to receive a number of shares of Essex Common Stock calculated based on the Exchange Ratio and adjusted to take into account the Cash Consideration, subject to the same economic terms and conditions as were applicable to the corresponding award immediately prior to the Merger and subject to certain adjustments with respect to performance-based BRE restricted stock awards. In addition, BRE intends to redeem all outstanding shares of BRE preferred stock prior to closing the Merger at $25.00 per share, plus any accrued and unpaid dividends, in accordance with their terms and the terms of the Merger Agreement.

Pursuant to the Merger Agreement, the parties have agreed that immediately following the effective time of the Merger, the size of the Essex board of directors will be increased to thirteen, with three current members of the BRE board of directors joining the Essex board of directors.

BRE, for itself, and Essex and Merger Sub, jointly and severally, have made certain customary representations, warranties and covenants in the Merger Agreement and have agreed to customary covenants, including with respect to the conduct of business prior to the closing and covenants prohibiting BRE from soliciting, providing information or entering into discussions concerning proposals relating to alternative business combination transactions, subject to limited exceptions.

The completion of the Merger is subject to customary conditions, including, among others: (i) approval of the Merger by BRE’s stockholders and approval of the issuance of Essex Common Stock in connection with the Merger by Essex stockholders; (ii) the absence of a material adverse effect on Essex, BRE or Merger Sub; and (iii) the receipt of tax opinions relating to REIT status and the tax-free nature of the transaction.

The Merger Agreement may be terminated under certain circumstances, including by either Essex or BRE if the Merger is not consummated on or before June 17, 2014, if a final and non-appealable order is entered restraining, enjoining or otherwise prohibiting the transaction, or upon a material uncured breach by the other party that would cause the closing conditions not to be satisfied. The Merger Agreement provides that, in the event that either party’s stockholders vote down the deal, such party must reimburse the other party’s transaction expenses up to $10 million. In addition, in connection with the termination of the Merger Agreement under specified circumstances, BRE may be required to pay Essex a termination fee of $170,000,000, less any previously reimbursed expenses.

A copy of the Merger Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement. The Merger Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about Essex, BRE or Merger Sub. In particular, the assertions embodied in the representations and warranties in the Merger Agreement were made as of a specified date, are modified or qualified by information in confidential disclosure letters provided by each party to the other in connection with the signing of the Merger Agreement, may be subject to a contractual standard of materiality different from what might be viewed as material to stockholders, or may have been used for the purpose of allocating risk between the parties. Accordingly, the representations and warranties in the Merger Agreement are not necessarily characterizations of the actual state of facts about Essex, BRE or Merger Sub at the time they were made or otherwise and should only be read in conjunction with the other information that Essex makes publicly available in reports, statements and other documents filed with the SEC.

Voting Agreements

Concurrently with the execution of the Merger Agreement, (i) Irving F. Lyons, III, Chairman, and Constance B. Moore, President and Chief Executive Officer, of BRE entered into voting agreements with Essex pursuant to which these persons agreed to vote their BRE Common Stock in favor of the Merger (the “BRE Voting Agreements”) and (ii) George M. Marcus, Chairman, and Michael J. Schall, President and Chief Executive Officer, of Essex entered into voting agreements with BRE pursuant to which these persons agreed to vote their Essex Common Stock in favor of the issuance of Essex Common Stock in connection with the Merger (the “Essex Voting Agreements” and, together with the BRE Voting Agreements, the “Voting Agreements”). In addition, the BRE Voting Agreements provide that such persons will vote their BRE Common Stock against any alternative proposal, and both the BRE Voting Agreements and Essex Voting Agreements provide that such persons will vote their BRE Common Stock or Essex Common Stock, as applicable, against any action which would reasonably be expected to adversely affect or interfere with the consummation of the transactions contemplated by the Merger Agreement.

Copies of the form of BRE Voting Agreement and the form of Essex Voting Agreement are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated by reference herein. The description of the Voting Agreements set forth in this Item 1.01 is not complete and is qualified in its entirety by reference to the full text of the form of BRE Voting Agreement set forth on Exhibit 99.1 and the form of Essex Voting Agreement set forth on Exhibit 99.2.

Additional Information and Where You Can Find It

In connection with the proposed transaction, Essex expects to file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 that will include a joint proxy statement of Essex and BRE that also constitutes a prospectus of Essex. Essex and BRE also plan to file other relevant documents with the SEC regarding the proposed transaction. INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. You may obtain a free copy of the joint proxy statement/prospectus (if and when it becomes available) and other relevant documents filed by Essex and BRE with the SEC at the SEC’s website at www.sec.gov. Copies of the documents filed by Essex with the SEC will be available free of charge on Essex’s website at www.essexpropertytrust.com or by contacting Essex Investor Relations at 650-494-3700. Copies of the documents filed by BRE with the SEC will be available free of charge on BRE’s website at www.breproperties.com or by contacting BRE Investor Relations at 415-445-3745.

Essex and BRE and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. You can find information about Essex’s executive officers and directors in Essex’s definitive proxy statement filed with the SEC on April 1, 2013. You can find information about BRE’s executive officers and directors in BRE’s definitive proxy statement filed with the SEC on March 11, 2013. Additional information regarding the interests of such potential participants will be included in the joint proxy statement/prospectus and other relevant documents filed with the SEC if and when they become available. You may obtain free copies of these documents from Essex or BRE using the sources indicated above.

This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Forward-Looking Statements

This Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements which are based on current expectations, estimates and projections about the industry and markets in which Essex and BRE operate and beliefs of and assumptions made by Essex management and BRE management, involve uncertainties that could significantly affect the financial results of Essex or BRE or the combined company. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” variations of such words and similar expressions are intended to identify such forward-looking statements, which generally are not historical in nature. Such forward-looking statements include, but are not limited to, statements about the anticipated benefits of the business combination transaction involving Essex and BRE, including future financial and operating results, and the combined company’s plans, objectives, expectations and intentions. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future — including statements relating to expected synergies, improved liquidity and balance sheet strength — are forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be attained and therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. Some of the factors that may affect outcomes and results include, but are not limited to: (i) national, regional and local economic climates, (ii) changes in financial markets and interest rates, or to the business or financial condition of either company or business, (iii) changes in market demand for rental apartment homes and competitive pricing, (iv) risks associated with acquisitions, including the integration of the combined companies’ businesses, (v) maintenance of real estate investment trust (“REIT”) status, (vi) availability of financing and capital, (vii) risks associated with achieving expected revenue synergies or cost savings, (viii) risks associated with the companies’ ability to consummate the merger on the terms described or at all and the timing of the closing of the merger, and (ix) those additional risks and factors discussed in reports filed with the SEC by Essex and BRE from time to time, including those discussed under the heading “Risk Factors” in their respective most recently filed reports on Forms 10-K and 10-Q. Neither Essex nor BRE undertakes any duty to update any forward-looking statements appearing in this document.

ITEM 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit
Number	Description

2.1	Agreement and Plan of Merger, by and among Essex Property Trust, Inc., BRE Properties, Inc. and Bronco Acquisition Sub, Inc., dated as of December 19, 2013.

99.1	Form of BRE Voting Agreement.
99.2	Form of Essex Voting Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRE Properties, Inc.

Date: December 19, 2013	By:	/s/ Kerry Fanwick
	Name: Its:	Kerry Fanwick Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit
Number	Description

2.1	Agreement and Plan of Merger, by and among Essex Property Trust, Inc., BRE Properties, Inc. and Bronco Acquisition Sub, Inc., dated as of December 19, 2013.

99.1	Form of BRE Voting Agreement.
99.2	Form of Essex Voting Agreement.